Exhibit 32.2
Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes

-Oxley Act of 2002
In

connection

with

the

Annual

Report

of

USCB

Financial

Holdings,

Inc.

(the

“Company”)

on

Form 10-K

for

the

year
ended December 31,

2024 (the

“Report”), as

filed with

the Securities

and Exchange

Commission on

the date

hereof (the
“Report”), I, Robert Anderson,

as Chief Financial Officer

of the Company,

certify,

to the best of my knowledge,

pursuant to
18 U.S.C. §1350, as adopted pursuant to Section 906

of the Sarbanes-Oxley Act of 2002, that:
1)

The

Report

fully

complies

with

the

requirements

of

Section 13(a) or

15(d),

as

applicable,

of

the

Securities
Exchange Act of 1934; and
2)

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
/s/ Robert Anderson
Robert Anderson
Chief Financial Officer
Date: 3/14/2025